Exhibit 10.27.18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

TWENTIETH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Twentieth Amendment to the United Express Agreement (this “Amendment”) is dated as of January 25, 2023 (the “Twentieth Amendment Effective Date”), by and among UNITED AIRLINES, INC., a Delaware corporation, (“United”), REPUBLIC AIRWAYS INC., an Indiana corporation (“Contractor”), and REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (“Republic” and, together with United and Contractor, the “parties”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all amendments thereto, the “Agreement”) (the parties acknowledge that amendments 2, 3 and 9 are intentionally omitted);

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement;

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows, in all cases effective as of the Twentieth Amendment Effective Date:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement or other written agreements by and between the parties as noted.

II.	SCOPE, TERM, and CONDITIONS

A.

Article VIII of the Agreement is deleted in its entirety and replaced with the following: “The parties acknowledge and agree that payments under this Agreement as to Contractor’s United Express Services utilizing Embraer 170 aircraft (but not any other aircraft) shall be made pursuant to the rates set out on Appendix E (as amended by the Twentieth Amendment) and otherwise pursuant to the applicable provisions of Article III and Schedule 3 of the E175 CPA, including the incentive provisions set forth therein, in each case mutatis mutandis. The parties further acknowledge and agree that [***].”

B.	Appendix E of the Agreement is hereby [***].

III.	MISCELLANEOUS.

Except as amended by this Amendment, the Agreement remains in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. This Amendment (together with any attachments attached hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, in each case whether oral or written (including, but not limited to, electronic correspondence), that may have been made or entered into by or between the parties or any of their respective affiliates or agents relating in any way to the subject matter of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		Republic Airways Holdings Inc. consents to the foregoing Amendment and agrees that its guaranty of the Agreement shall apply to the Agreement (as amended by this Amendment)
By:	/s/ Gerald Laderman
Name: Gerald Laderman
TTitle: EVP and CFO
REPUBLIC AIRWAYS HOLDINGS INC.

		By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP and CFO

REPUBLIC AIRWAYS INC.

By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP and CFO

Attachment 1

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